Edison International

                                POWER OF ATTORNEY

     The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, THEODORE F. CRAVER, JR., THOMAS M. NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, RAYNA
M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, POLLY L. GAULT, DOUGLAS G. GREEN, and J. A. BOUKNIGHT, JR., or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1999, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2000, any Current Reports on Form 8-K from time to time during 2000 and through March 15, 2001, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact. Executed at Rosemead, California, as of this 16th day of March, 2000.

                                   EDISON INTERNATIONAL


                                   By:  JOHN E. BRYSON
                                        ---------------------------------
                                        JOHN E. BRYSON
                                        Chairman of the Board, President,
                                        and Chief Executive Officer


Attest:


BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Secretary

                            1999 Edison International
                      10-K, 10-Q, and 8-K Power of Attorney


Principal Executive Officer:

John E. Bryson
----------------------------
John E. Bryson                  Chairman of the Board,
                                President, Chief Executive Officer, and Director


Principal Financial Officer:

Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.         Senior Vice President,
                                Chief Financial Officer,
                                and Treasurer


Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                Vice President and Controller


Additional Directors:


Winston H. Chen               Director       Ronald L. Olson          Director
-----------------------------                ------------------------
Winston H. Chen                              Ronald L. Olson


Warren Christopher            Director       James M. Rosser          Director
-----------------------------                ------------------------
Warren Christopher                           James M. Rosser


Stephen E. Frank              Director       Robert H. Smith          Director
-----------------------------                ------------------------
Stephen E. Frank                             Robert H. Smith


Joan C. Hanley                Director       Thomas C. Sutton         Director
-----------------------------                ------------------------
Joan C. Hanley                               Thomas C. Sutton


Carl F. Huntsinger            Director       Daniel M. Tellep         Director
-----------------------------                ------------------------
Carl F. Huntsinger                           Daniel M. Tellep


Charles D. Miller             Director       Edward Zapanta           Director
-----------------------------                ------------------------
Charles D. Miller                            Edward Zapanta


Luis G. Nogales               Director
-----------------------------
Luis G. Nogales